                                                                    Exhibit 10.4

                                 LOAN AGREEMENT

This Loan  Agreement  is  executed  as of the 9th day of  December,  2005 by and between the Borrower,  who hereby agrees to borrow,  and the Lender,  who hereby agrees to lend, the Loan Amount subject to and in accordance  with the following terms and conditions:

      1.    DEFINITIONS.

      When used herein, the terms set forth below shall be defined as follows:

      "BORROWER"  is  Enclaves  of Grand  Oaks  LLC,  a South  Carolina  limited liability company.

      "BORROWER'S NOTICE ADDRESS" is c/o Enclaves Group, Inc., Attention: Daniel
G. Hayes, 45 Knollwood Road, Elmsford, NY 10523.

      "COLLATERAL"  is  collectively  all  property  now or  hereafter  pledged, mortgaged,  assigned,  hypothecated  or  otherwise  provided  to the  Lender  as collateral security for the obligations evidenced by the Loan Documents, whether to secure the Note, any guaranty,  this Loan Agreement, or any other instrument, indebtedness or undertaking.

      "DEFAULT  CONDITION" is the uncured  existence of any Event of Default (as defined in Section  5.1) or any fact or  circumstance  which with the passage of time, giving of notice, or both, would constitute an Event of Default.

      "GOVERNING STATE" is the State of Connecticut.

      "GUARANTOR" means Homes for America Holdings, Inc.

      "LENDER" is Sovereign Bank.

      "LENDER'S  NOTICE ADDRESS" is 1010 Farmington  Avenue,  West Hartford,  CT
06107.

      "LOAN AMOUNT" is $4,615,000.00.

      "LOAN DOCUMENTS" are collectively  this Loan Agreement as well as each and every other  document,  instrument  and agreement  now or hereafter  executed or delivered in connection with the indebtedness  evidenced by the Note, including, without limitation, any mortgage, security agreement, loan agreement,  guaranty, indemnity, certification, assignment of leases and rents or pledge agreement, as each may be amended, extended or renewed.

      "MORTGAGED  PROPERTY"  is the real  estate  located at Longs Pond Road and
Arrie Lane, Lexington County,  South Carolina as more particularly  described in the Mortgage (hereafter defined).

      "NOTE" is that certain  Promissory  Note of even date by the Borrower,  as maker, to the Lender, as payee, in the Loan Amount.

      "OBLIGORS"  are  collectively,  jointly and severally,  the Borrower,  the
Guarantor,  and all other parties obligated under the Loan Documents (except the
Lender).

      "SECURITY DOCUMENTS" means any mortgage,  assignment,  security agreement, pledge or other  agreement  or  instrument  granting  to the  Lender a  security interest in or lien on any Collateral.

      All  capitalized  words and phrases in this Loan  Agreement  which are not otherwise  specifically defined herein shall have the meaning as assigned in the other Loan Documents.

      2.    THE LOAN.

      2.1.  LOAN.  On the date hereof  Lender shall make the Loan to Borrower in the Loan  Amount.  The  Loan is  evidenced  by a  Promissory  Note of even  date herewith,  which Note is hereby  incorporated  and made a part of this Agreement
(the "Note"). The Note is secured, inter alia, by that certain Mortgage Deed and
Security  Agreement of even date  herewith to be recorded in the land records of
Lexington County, South Carolina (the "Mortgage") (the Note, the Mortgage,  this
Loan  Agreement and any and all  documents  executed and delivered in connection therewith being herein referred to as the "Loan  Documents").  Capitalized terms not  otherwise  defined  herein shall have the meanings  ascribed to them in the
Mortgage.

      2.2.  USE OF  PROCEEDS.  The  Loan  proceeds  shall  be used  to fund  the acquisition  of the Mortgaged  Property,  and to fund an interest  reserve to be maintained by the Lender in an interest  bearing account at Lender in the amount of Two Hundred  Seventy-Five  Thousand Dollars ($275,000) to be utilized to fund monthly  interest  payments  due under the Note.  Such  reserve  funds  shall be automatically debited by Lender to make such payments.

      3.    REPRESENTATIONS AND WARRANTIES.

      As a  material  inducement  to  Lender  to make  the  Loan,  the  Obligors represent and warrant to the Lender the following,  and such representations and warranties shall continue so long as any of the Loan Amount or other Obligations secured by the Security Documents shall remain outstanding:

      3.1.  INCORPORATION BY REFERENCE. Each warranty and representation made by the  Obligors in the Loan  Documents is true,  accurate,  and  complete,  and is incorporated herein by reference.

      3.2.  NO  VIOLATION.  The payment and  performance  by the Obligors of the
Obligors'  obligations  hereunder  or  under  any  other  Loan  Document  do not constitute a violation of any law, order, regulation,  contract, or agreement to which any Obligor is a party or by which any Obligor or the  Obligors'  property may be bound;  do not require  the  consent of any party  (which has not already been  obtained);  and do not require  any filing or  registration  with,  or any permit, license,  consent, or approval of, any governmental agency or regulatory authority.

      3.3.  NO LITIGATION.  There is no litigation or arbitration pending or, to the best of the Obligors'  knowledge,  threatened  against any Obligor which, if adversely decided, could materially impair the ability of any Obligor to pay and perform the Obligors' obligations under any Loan Document.

      3.4.  ENTITY MATTERS.  Those Obligors are and shall remain duly organized, validly existing  entities in good standing under the laws of the state of their creation, have and shall have all requisite power and authority to conduct their

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business  and to own their  property as the same are and shall be  conducted  or owned,  and are and shall remain  qualified to do business in all  jurisdictions where  the  nature  and  extent  of  their  business  is or  may  be  such  that qualification is required by law. Also, the execution of the Loan Documents does not require any consent(s)  which have not otherwise  been obtained,  whether of any Obligor's directors,  stockholders,  partners,  creditors, or otherwise; and
does not and will not violate any Obligor's instruments of organization, bylaws, or similar documents or agreements of creation, governance, or management.

      3.5.  LOAN DOCUMENTS ENFORCEABLE. The Loan Documents were duly authorized, executed,  and  delivered  and are and shall remain  legal,  valid,  and binding instruments,  enforceable  against each party thereto in  accordance  with their respective terms.

      3.6.  NO DEFAULT.  The Obligors are not in default in any material respect in the payment of any monies borrowed from or otherwise owed to any third party.
The Obligors are not in default under any order,  award, or decree of any court, arbitrator, or governmental authority which may at any time adversely affect the ability of any Obligor to carry on his/her/its  business as presently  conducted or to perform his/her/its obligations under any Loan Document.

      3.7.  NO NOTICE OF VIOLATIONS. The Obligors have no knowledge and have not received  any notice or  communication  (a) from any public  authority  that the
Collateral  does not comply with zoning or that there exists any condition which violates any municipal, state, or federal law, rule, or regulation; (b) from any insurance  carrier of the Collateral or any other party regarding any dangerous, illegal,  or other  condition  requiring  corrective  action;  (c) regarding any litigation  or  proceeding,  pending or  threatened,  against or relating to the
Collateral  or any  Obligor;  or (d)  regarding  any  taking,  condemnation,  or assessment, actual or proposed, with respect to the Collateral.

      3.8.  FINANCIAL  STATEMENTS.  All  financial  statements  delivered to the
Lender by the Obligors  (previously  or in the future) are and shall be true and correct in all material  respects and such  statements  fairly present and shall fairly present the financial condition of such parties.

      3.9.  BUSINESS  PURPOSE.  All of the Loan Amount  shall be used solely for business  or  commercial  purposes,  and  specifically  for the  purchase of the
Mortgaged  Property,  and none shall be used for personal,  family, or household purposes,  and no individual  liable under any Loan  Document  shall at any time reside in any portion of the Collateral.

      3.10. PERMITS AND  UTILITIES.  All permits and approvals  required for the creation of 1,100  residential  building lots have been duly obtained and remain in full force and effect. All utility services required for the operation of the
Mortgaged  Property  in the  ordinary  course  (such as  water,  gas,  electric, telephone,  sewer, and storm drainage) are available as a matter of right at the boundaries of the Mortgaged Property.

      3.11. COMPLIANCE  WITH LAW. The intended use of the Project  complies,  or when built will comply, with all applicable  federal,  state, and local laws and
regulations  (including,   without  limitation,   those  applicable  to  zoning,
subdivision,   building,   health,   safety,   and  sanitary  codes,   wetlands,
environmental, and other land use restrictions).

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      4.    COVENANTS AND AGREEMENTS.

      4.1.  FINANCIAL  STATEMENTS.  The  Obligors  shall  furnish or cause to be furnished to the Lender from time to time the  following  financial  statements, reports,  and other information:  (i) Within ninety (90) days after the close of each fiscal year,  financial  statements  of the  Borrower,  including a balance sheet,  statement of cash flow and a statement  of income and retained  earnings prepared on a review basis by the Borrower's certified public accountant in form and detail  acceptable to Lender;  (ii) Within thirty (30) days of its due date, complete  copies of all  federal and state  income tax  returns of each  Obligor
(including  all  schedules);  (iii) Copies of paid real estate tax bills for the
Mortgaged  Property from each applicable  taxing  authority on or before the due date thereof;  and (iv) On or before March 30 of each year, an audited financial statement of Guarantor,  prepared by a certified public accountant acceptable to
Lender,  in form and detail  acceptable  to Lender;  and (v) Within a reasonable period of time and from time to time,  such other  financial data or information as the Lender may  reasonably  request  with  respect to any  Collateral  or any
Obligor (including,  without limitation, any information,  schedules, or reports as shall be  required  from  time to time by  regulatory  governmental  agencies having supervisory authority over the Lender).

      4.2.  NOTICE  OF  MATERIAL  EVENTS.  The  Obligors  shall,  promptly  upon obtaining  knowledge  thereof,  give  notice  to the  Lender of (i) any Event of
Default, (ii) any material casualty,  loss, or depreciation to any Collateral or any other force majeure, or any litigation,  investigation,  or other proceeding against or involving  any  Obligor,  the result of which might have a materially adverse  effect upon the  condition  (financial or otherwise) or business of any
Obligor,  or the value of any Collateral,  (iii) any litigation,  investigation, arbitration,  or other  proceeding or dispute  affecting any Obligor,  (1) which relates,  in  whole  or in  part,  to  any  of  the  transactions  evidenced  or contemplated by the Loan  Documents,  (2) which involves any amount in excess of
Twenty Thousand  Dollars  ($20,000),  or (3) which may exist between any Obligor and any  governmental  body with  respect to any  Collateral.  Furthermore,  the
Obligors shall furnish to the Lender from time to time all information which the
Lender shall  reasonably  request with respect to the status of any  litigation, investigation,  arbitration, or other proceeding or dispute to which any Obligor is a party.

      4.3.  INSURANCE   COVERAGE.   The  Borrower   will  keep  any   buildings,
improvements,  fixtures, and personal property on the Mortgaged Property insured with so-called "all risk or special form" casualty insurance policies,  and such other forms of coverage as the Lender shall require (which may include,  without limitation,  earthquake,  steam boiler, plate glass, business interruption,  and building  ordinance  coverages)  in an amount which,  in the Lender's  judgment, shall  be 100% of the full  insurable  value  of said  buildings,  improvements, fixtures,  and  personal  property  and not less  than an amount  sufficient  to prevent the Borrower or the Lender from  becoming a co-insurer  within the terms of such policies.  The Borrower shall also provide,  maintain,  and keep in full force  and  effect  (i)  public  liability  insurance  naming  the  Lender as an additional insured, with limits reasonably acceptable, from time to time, to the
Lender with a contractual liability endorsement; and (ii) rent-loss insurance in an amount equal to one year's rent under the leases of the Mortgaged Property in effect from time to time.  Borrower  shall also provide,  maintain,  and keep in force, if the buildings and  improvements (or any part thereof) are located in a flood  prone,  flood risk,  or flood hazard area as  designated  pursuant to the
Federal  Flood  Disaster  Protection  Act of 1973, as amended,  and  regulations thereunder, a policy of flood insurance issued under and in compliance with that
Act and  those  regulations  in an  amount  determined  from time to time by the
Lender  and  which  will  comply  with the  requirements  of that Act and  those regulations.

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            Any insurance or  condemnation  proceeds shall, at the discretion of the Lender,  be applied to or toward  Borrower's  obligations  hereunder in such order as the Lender may determine; or if the Lender shall require repair of that part of the  Mortgaged  Property so damaged by such insured  hazard,  the Lender shall release to the Borrower insurance proceeds paid to it upon such conditions as the Lender may prescribe and the Borrower shall apply all of such proceeds to the repair  and  restoration  of the  Mortgaged  Property.  The  Borrower  shall promptly notify the Lender upon the occurrence of any loss or claim, and, except with  respect to  amounts  less than  $10,000,  at the  Lender's  option in each instance, the Lender, to the exclusion of the Borrower, shall have the right and authority to file any proofs of claim and negotiate any adjustment or settlement thereof.  Each insurance  company is hereby directed and authorized to remit all payments  (including  the return of  unearned  premiums)  directly to the Lender alone and not to the Borrower or the Borrower and Lender jointly.

            All  insurance  policies  shall be  subject to  Lender's  reasonable review and approval;  shall be written by insurers  which are rated at least "A"
by Best's Key Rating Guide, authorized to conduct business in the state in which the Mortgaged Property is located,  and otherwise acceptable to Lender; shall be first payable in case of loss to the Lender under the standard mortgagee clause, so-called, or its equivalent, provided, that the personal property and liability insurance  policies shall designate the Lender as an additional  insured;  shall contain an agreed amount or waiver of co-insurance endorsement;  shall be issued on a  replacement  cost basis;  shall  require at least thirty (30) days written notice to the Lender before cancellation or material coverage reductions;  shall include  deductible  amounts  satisfactory  to the Lender;  and shall  contain a so-called lender's loss payable  endorsement.  The original of all such policies of insurance (or certificates thereof issued by the insurer in form, content and manner of  execution  satisfactory  to the  Lender)  shall be  delivered  to the
Lender,  and the  Borrower  shall  deliver to the Lender a new policy (or such a certificate)  as  replacement  for an  expiring  policy (or such a  certificate)
required  to be  deposited  hereunder  together  with  proof of  payment  of the premiums  therefor  annually  at least  thirty (30) days before the date of such
expiration.   The  acceptance  by  the  Lender  of  any  insurance  policies  or certificates it may receive from the Borrower or the Borrower's  insurance agent shall not be deemed  or  construed  as an  approval  by the  Lender of the form, sufficiency,  or amount  of such  insurance.  The  Borrower  hereby  irrevocably appoints  the Lender its true and  lawful  attorney-in-fact,  with full power of substitution, upon an Event of Default, to deal with the insurer with respect to all matters  arising under the policy,  and, in the event the Lender  forecloses upon the Mortgaged  Property to assign any policy to any subsequent owner of the
Mortgaged Property.

      4.4.  TAX AND INSURANCE  RESERVE.  The Borrower shall, upon the request of the Lender after the occurrence of an Event of Default, pay to the Lender on the dates upon which  installments  of principal  or interest are payable  under the
Note,  such amount as the Lender from time to time  estimates  as  necessary  to create and  maintain a reserve  fund from which to pay,  before the same  become due,  all taxes,  assessments,  liens,  and charges on or against the  Mortgaged
Property as well as the full annual premium for the insurance  coverage required to be  maintained by the Borrower  hereunder.  Such payments may be mingled with the general  funds of the Lender,  who shall not be liable for interest  thereon unless  applicable law shall provide  otherwise.  Upon an Event of Default,  any part or all of said  reserve  fund  may be  applied,  at the  discretion  of the
Lender, against any part of the Obligations evidenced by the Loan Documents.

      4.5.  BOOKS AND  RECORDS.  The  Borrower  hereby  covenants  and agrees to permit the Lender,  through its authorized attorneys,  accountants,  architects, engineers,  and  representatives,  to enter and  inspect the  Collateral  and to examine the books,  records,  accounts,  computer tapes and disks,  ledgers, and

                                      -5-

assets of every kind and description of the Borrower at all reasonable times and upon reasonable notice and to contact the Borrower's accountants directly.

      4.6.  LEASING  MATTERS.  The  Borrower  shall  not  enter  into  leases or occupancy agreements (or extend,  amend, or modify existing leases) with respect to any tenant at the  Mortgaged  Property  without the  Lender's  prior  written consent.

      4.7.  GUARANTOR'S COMPLIANCE.  The Borrower shall cause each Guarantor (if any) to execute  all  instruments,  supply all  financial  information,  pay all amounts,  and perform all other obligations of such Guarantor arising or imposed under the Loan  Documents,  and shall cause  Guarantor to maintain a minimum net worth of $1,500,000 and unencumbered liquid assets of $500,000,  such compliance to be tested annually based on the financial statements required in Section 4.1.

      4.8.  LOAN-TO-VALUE  RATIO.  The Borrower shall  maintain a  Loan-to-Value
Ratio of not  greater  than 65%.  "Loan-to-Value  Ratio"  shall  mean the ratio, expressed as a percentage,  of (a) the  outstanding  principal  balance plus any accrued  but  unpaid  interest  under the  Note,  divided  by (b) the  Mortgaged
Property Value. The "Mortgaged  Property Value" shall mean the fair market value of the Mortgaged  Property  based upon the most recent  appraisal  obtained from time  to time at the  Lender's  request  (at the  Lender's  expense  before  the occurrence  of an Event of  Default  and at the  Borrower's  expense  after  the occurrence of an Event of Default) and satisfactory to the Lender.

      4.9.  VISITS AND  INSPECTIONS.  Upon not less than three (3) days  advance notice (no advance  notice being  required  after the  occurrence and during the continuance  of an Event of  Default),  permit  representatives  of  Lender  and
Lender's Consultant from time to time, as often as may be reasonably  requested, but only during  normal  business  hours,  to visit and  inspect  the  Mortgaged
Property,  inspect,  audit and make  extracts  from its books and  records,  and discuss  the  Mortgaged  Property  with  its  officers,  its  employees  and its independent accountants.

      4.10. OPERATING ACCOUNT.  Borrower shall maintain its principal  operating account relating to the Mortgaged Property with Lender.

      4.11. PRINCIPAL REPAYMENTS UPON SALE OF LOTS. Upon the sale of any portion of the Mortgaged Property,  Borrower shall make principal repayments on the Note equal to the greater of (i) the Net Sales  Proceeds of such sale (defined as the gross sales price as set forth on the purchase and sale  agreement  for the land being sold, less customary  sales  commissions and closing costs) or (ii) 94% of the gross sales price.

      4.12. SITE PLAN APPROVAL. Borrower agrees to obtain site plan approval for the creation of 1,100 residential building lots for the Mortgaged Property on or before  ninety (90) days from the date of this  Agreement.  Borrower  shall also provide to Lender a copy of any proposed submissions for site plan approval five
(5) days prior to such  submission so that Lender shall have the  opportunity to review the same with counsel.

      5.    EVENTS OF DEFAULT.

      5.1.  DEFINITION.  The occurrence of any of the following shall constitute an event of  default  for  purposes  of this Loan  Agreement  and the other Loan
Documents (an "Event of Default"):

                                      -6-

            (a)   The Borrower  shall fail to pay any  principal,  interest,  or other sum owed under the Loan  Documents  within ten (10) days after the same is due and payable;

            (b)   Any   representation,    warranty,   certificate,   or   other
information  provided in or pursuant to the Loan Documents is or shall be untrue or misleading in any material respect;

            (c)   The  occurrence  of any event of default  under any  agreement
(other  than the Loan  Documents)  between  the  Lender  and any  Obligor or any
Affiliate   of  any  Obligor,   whether  now   existing  or  hereafter   arising
(notwithstanding  that the Lender may not have exercised its rights upon default under such other agreement) (and for theses purposes, the term "Affiliate" shall mean,  as to any person or entity,  any other  person or entity who  directly or indirectly  owns or controls,  is under common  ownership or control with, or is owned or  controlled  by or is an officer or  director of such person or entity;
and without limitation,  any person or entity who owns or controls,  directly or indirectly,  ten percent  (75%) or more of the equity or voting  interests of an entity shall be deemed to control such entity);

            (d)   The  acceleration  of or the  failure to pay upon  maturity or demand any debt owed by Borrower or any  Guarantor  to any lender other than the
Lender;

            (e)   If any  Obligor  (i)  commences  a  voluntary  case  under the
Bankruptcy  Reform Act of 1978 as now or  hereafter  in effect (the  "Bankruptcy
Code");  (ii) files a petition  or  commences  any case,  proceeding,  or action seeking  relief  under  any other  bankruptcy,  insolvency,  reorganization,  or
similar  act  or  law  providing   relief  from   creditors   generally  in  any
jurisdiction,  now or hereafter existing;  (iii) takes any action indicating its consent to, approval of, or acquiescence in, any such case,  proceeding or other action; (iv) applies for a receiver,  trustee, or custodian of such party or for all or a substantial part of such party's property;  (v) makes an assignment for the  benefit  of  creditors;  (vi) is unable to pay its debts as they  mature or admits in writing such inability; or (vii) is adjudicated insolvent or bankrupt;

            (f)   (i)  If  there  is  commenced   against  any  Obligor  (1)  an
involuntary case under the Bankruptcy Code; or (2) any case, proceeding,  or any action seeking relief under any other bankruptcy, insolvency, reorganization, or
similar  act  or  law  providing   relief  from   creditors   generally  in  any
jurisdiction,  now or hereafter existing,  or seeking appointment of a receiver, trustee,  or custodian of any Obligor or for all or a  substantial  part of such party's property;  and any of the foregoing cases,  proceedings,  or actions are not dismissed within sixty (60) days; or (ii) if an order,  judgment,  or decree approving any of the foregoing is entered and such order,  judgment,  decree, or similar  process is not vacated or stayed within sixty (60) days; or (iii) if an order for relief under the Bankruptcy Code is entered against any Obligor;

            (g)   The  entry of a  judgment  against  any  Obligor  which is not satisfied or appealed from (with execution and similar process stayed or bonded)
within thirty (30) days after its entry;

            (h)   The death, incapacity, incompetency, termination of existence, dissolution, winding up, or liquidation of any Obligor;

            (i)   If any  Security  Document  ceases  at any  time to be in full force and  effect or to create  in favor of the  Lender,  valid and  enforceable liens in the Collateral  subject thereto,  having priority over all liens except as otherwise expressly permitted in the Loan Documents;

            (j)   The termination or purported revocation of any guaranty by any
Guarantor;

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            (k)   If all or any part of the  Collateral  or any ownership of the
Borrower shall, without the prior written consent of the Lender,  become subject to any lien or  encumbrance  or shall be  transferred  or  conveyed to any other party;  provided that in the event of a mechanic's lien Borrower shall not be in default unless within thirty (30) days of lien notice it fails to remove or bond over such lien to the Lender's satisfaction;

            (l)   The failure to pay any real estate, AD VALOREM, or other taxes which, if not paid,  create a lien on any Collateral,  when due and prior to the date any penalty or interest first accrues thereon;

            (m)   The failure to pay any premium of insurance on any  Collateral when due;

            (n)   If, in the Lender's judgment, any Obligor shall have concealed or removed any part of such party's  property with intent to hinder,  delay,  or defraud creditors,  or made or suffered a fraudulent  transfer as defined by any bankruptcy, fraudulent conveyance, or similar law;

            (o)   If a state or  federal  income tax lien is filed  against  any
Obligor and the same is not discharged or contested  (PROVIDED that such contest is made in good faith,  is  effective  to stay  collection  of such tax, and the
Borrower  has  established  adequate  reserves  for  payment of such tax) within thirty (30) days;

            (p)   If any Obligor shall fail to observe or perform any covenants, terms, conditions,  or agreements contained in the Loan Documents (other than as set forth in the other  paragraphs  of this  Section  5.1),  and, if the same is susceptible  of cure, the same is not cured within thirty (30) days after notice thereof from the Lender to Borrower,  or within a reasonable  time thereafter so long as such Obligor is proceeding diligently to cure the same; or

            (q)   If any  attachment,  garnishment,  trustee  process,  or other pre-judgment security is granted against any Obligor and is not dissolved within thirty  (30) days (with  respect to amounts  over  $50,000)  or ninety (90) days
(with respect to amounts of $50,000 or less) after its issuance.

      5.2.  REMEDIES.  Upon the  occurrence of any Event of Default,  the Lender shall have and may exercise any one or more of following rights and remedies:

            (a)   The  Lender  shall  have the  right to  accelerate  the  Note, declare all  obligations  from the  Obligors to the Lender  immediately  due and payable,  and exercise any and all rights and remedies  under the Loan Documents as the Lender in its sole discretion may elect; provided, however, that upon the occurrence of an Event of Default  specified in items 6.1 (e) or (f) above, then such acceleration shall be automatic without any other action necessary.

            (b)   At the Lender's option and without demand, notice, or protest, the  occurrence  of any such Event of Default  shall also  constitute  a default under all other agreements between the Lender and the Obligor(s).

            (c)   All of the  costs  and  expenses  incurred  by the  Lender  in connection with exercising all or any of the foregoing rights shall be evidenced and secured by the Loan Documents.

                                      -8-

      6.    GENERAL PROVISIONS.

      6.1.  TIME OF THE ESSENCE.  Time is of the essence in this Loan  Agreement and each other Loan Document.

      6.2.  FURTHER ASSURANCES. The Obligors shall promptly, upon the reasonable request of the Lender and at the Obligors' expense,  execute,  acknowledge,  and deliver, or cause the execution,  acknowledgment,  and delivery of, any document or  instrument  supplemental  to or  confirmatory  of the Security  Documents or otherwise  necessary  or desirable  in the  Lender's  opinion for the  creation, preservation, and/or perfection of any liens on the Collateral.

      6.3.  RIGHTS  CUMULATIVE.  To the extent  permitted by applicable law, the
Lender's  rights  and  remedies  under  this Loan  Agreement  and the other Loan
Documents  shall be cumulative and may be exercised in such manner,  order,  and combination as the Lender may determine in its sole discretion. Without limiting the  generality  of the  foregoing,  the Lender shall not be required to proceed against  the  Collateral  before  proceeding  against  any Obligor or to proceed against the Obligors in any particular order.  Likewise,  the enforcement of the
Lender's  rights and remedies  against any Obligor or the  Collateral  shall not impair the  Lender's  ability to enforce  its rights  against any other party or
Collateral,  it being expressly  agreed that any such action by the Lender shall never  operate as a release or other  diminution  of the  liability of any party under the Loan Documents.

      6.4.  NO WAIVER. The failure of the Lender at any time or times to require strict performance by any party of any of the provisions, warranties, terms, and conditions contained in this Loan Agreement or any other Loan Document shall not waive,  affect,  or  diminish  any  right  of the  Lender  at any  time or times thereafter  to demand  strict  performance  thereof.  Furthermore,  no rights or remedies  of the Lender  under the Loan  Documents  shall be deemed to have been waived by any action or  knowledge  of the  Lender,  its  agents,  officers,  or employees,  unless such waiver is contained in an instrument in writing,  signed by an officer of the Lender and directed to the applicable  party specifying the exact defaults or provisions which are being waived.  No waiver by the Lender of any of its  rights  shall  operate  as a waiver of any other of its  rights on a future occasion. Delay by the Lender in exercising any of its rights or remedies or in declaring or giving notice of default shall not constitute a waiver of its rights to exercise the same at a later time for the same or other cause.

      6.5.  MODIFICATIONS  MUST BE IN WRITING.  The Loan  Documents  may only be amended, terminated,  extended, or otherwise modified by a writing signed by the party to be charged. In no event whatsoever shall any oral agreements, promises, actions, inactions, knowledge, course of conduct, course of dealing, or the like be effective to modify, terminate, extend, or otherwise amend any Loan Document.

      6.6.  NOTICES.  All notices,  demands,  and other communications made with respect to any Loan Document shall be in writing and given by hand; by telegram;
by federal express,  express mail, or any other nationally  recognized overnight delivery  service;  by telecopier  (provided a copy is also sent via first class mail); or by certified or registered first class mail, return receipt requested, postage prepaid; and addressed as specified on page one hereof.

            Each of the  foregoing  addresses  may be changed  upon fifteen (15)
days prior written notice given by any of the foregoing  prescribed methods. All notices  shall be deemed to have been  given,  delivered,  and  received  on the

                                      -9-

earlier of (i) actual  receipt;  or (ii) the  tender of  delivery  by one of the above prescribed methods during normal business hours at the specified address.

      6.7.  SUCCESSORS AND ASSIGNS.  The Loan Documents  shall bind and inure to the benefit of the parties, their respective heirs,  executors,  administrators, personal representatives, successors, and assigns.

      6.8.  PARTIAL  INVALIDITY.  Whenever possible,  each provision of the Loan
Documents  shall be interpreted  and construed in such manner as to be effective and valid to the fullest extent possible under applicable law.  However,  in the event any one portion of any Loan  Document  shall be  determined  by a court of competent jurisdiction to be unenforceable,  then the remaining provisions shall remain  enforceable  in  accordance  with  their  terms as if the  unenforceable provisions were never contained in such Loan Document.

      6.9.  INTEGRATION.  The Loan  Documents  supersede  all  prior  agreements between the parties with respect to the loan  transactions  which they evidence, whether  oral or written,  including,  without  limitation,  all  correspondence between counsel for the respective parties, commitment letters, and term sheets.
The Loan Documents  constitute the sole and entire agreement between the parties with  respect to the  subject  loan  transaction,  and the rights,  duties,  and obligations of the parties with respect thereto.

      6.10. MUTUAL  WAIVERS  OF JURY  TRIAL.  EACH  PARTY TO THE LOAN  DOCUMENTS
HEREBY KNOWINGLY,  VOLUNTARILY, AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY
JURY IN RESPECT OF ANY LITIGATION BASED UPON THE LOAN DOCUMENTS, ARISING OUT OF,
UNDER,  OR IN CONNECTION  WITH THE LOAN  TRANSACTIONS  WHICH THE LOAN  DOCUMENTS
EVIDENCE,  OR ANY COURSE OF CONDUCT,  COURSE OF  DEALINGS,  STATEMENTS  (WHETHER
VERBAL OR WRITTEN),  OR ACTIONS BY ANY PARTY.  THIS MUTUAL  WAIVER IS GIVEN AS A
MATERIAL  INDUCEMENT  FOR THE LENDER TO EXECUTE THIS LOAN AGREEMENT AND LEND THE
LOAN FUNDS.

      6.11. TRANSFER OF LOAN  DOCUMENTS;  PARTICIPATIONS.  Lender  may,  without notice to or the consent of any party,  sell,  assign,  transfer,  or  otherwise dispose of all or any  portion of its rights  under the Loan  Documents.  In the event all of such rights are transferred to another person or entity (including, without  limitation,  any  trustee or other  fiduciary),  then such party  shall succeed to and become vested with all rights, remedies,  powers, privileges, and duties of the Lender under the Loan  Documents  and, upon written notice thereof to the Borrower,  the Lender shall thereupon be discharged and relieved from all
duties  and  obligations   assumed  by  such  transferee.   Provided,   however,
notwithstanding  the foregoing,  such  transferee  shall take the Loan Documents free from all claims and  defenses  of any Obligor  except  those  disclosed  in writing to the  transferee  prior to the transfer of the Loan  Documents.  Also, without  notice to or the  consent  of any  party,  the Lender may sell or grant participation interests in all or any portion of the loan transactions evidenced by the Loan Documents to one or more financial institutions or other parties. In
connection  therewith,   the  Lender  may  disclose  to  prospective  or  actual
participants  or  transferees  any  information  in its  files  relating  to any
Obligor,  the Collateral,  the Loan Documents,  or the credit  transaction which they evidence.

      6.12. DESCRIPTIVE  HEADINGS;  CONTEXT.  The captions in the Loan Documents are for  convenience  of  reference  only and  shall  not  define  or limit  any provision.  Whenever the context so requires, reference in the Loan Documents to

                                      -10-

the neuter gender shall include the masculine  and/or feminine  gender,  and the singular number shall include the plural, and, in each case, vice versa.

      6.13. COUNTERPARTS.  The Loan  Documents may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

      6.14. SETOFF.  Borrower hereby grants to Lender a lien,  security interest and a right of setoff as security  for all of the present or future  obligations of the  Borrower  to  the  Lender,  upon  and  against  all  deposits,  credits,
collateral  and  property,   now  or  hereafter  in  the  possession,   custody,
safekeeping  or control of Lender or any entity under the control of Lender,  or in transit to any of them. At any time, without demand or notice, Lender may set off the  same or any  part  thereof  and  apply  the  same to any  liability  or obligation of Borrower even though  unmatured and  regardless of the adequacy of any other collateral  securing such  obligations.  ANY AND ALL RIGHTS TO REQUIRE
LENDER TO EXERCISE ITS RIGHTS OR REMEDIES  WITH RESPECT TO ANY OTHER  COLLATERAL
WHICH SECURES SUCH  OBLIGATIONS,  PRIOR TO  EXERCISING  ITS RIGHT OF SETOFF WITH
RESPECT TO SUCH DEPOSITS,  CREDITS OR OTHER PROPERTY OF THE BORROWER, ARE HEREBY
KNOWINGLY,  VOLUNTARILY AND IRREVOCABLY WAIVED.  Lender shall not be required to marshal any present or future  security for, or guarantees of, such  obligations or to resort to any such security or guarantee in any  particular  order and the
Borrower  waives to the fullest  extent that it lawfully  can,  (a) any right it might  have to  require  the  Lender  to pursue  any  particular  remedy  before proceeding  against the Lender and (b) any right to the benefit of, or to direct the  application of the proceeds of any collateral  until such  obligations  are paid in full.

      6.15. INDEMNIFICATION;  COSTS AND EXPENSES. With the exception of any loss caused by the willful  misconduct  of the Lender  taken or omitted in bad faith, the Obligors shall indemnify,  defend,  and hold the Lender harmless against (a)
any claim brought or threatened against the Lender by any Obligor,  or any other party (including,  without limitation,  reasonable  attorney's fees and expenses incurred in connection  therewith) on account of the loan transaction  evidenced by the Loan Documents or the credit  relationship with respect thereto,  and (b)
any harm suffered or incurred by the Lender as a result of the inaccuracy of any representation or warranty set forth or incorporated  herein;  each of which may be defended, compromised,  settled, or pursued by the Lender with counsel of the
Lender's selection but at the expense of the Obligors.

            The Obligors agree to pay all reasonable costs and expenses incurred by the  Lender in  connection  with the loan  evidenced  by the Loan  Documents, including all costs payable to third parties for the  implementation  and (after the  occurrence  of an  Event  of  Default)  administration  of  the  Loan,  the collection of  outstanding  indebtedness,  and the  enforcement  of the Lender's rights under the Loan  Documents,  whether  incurred  prior or subsequent to any judgment  which may be  obtained  by the Lender  against  any  Obligor.  Without limiting the generality of the foregoing,  such costs and expenses shall include
(i) all reasonable attorneys' fees and costs (including the time of any in-house counsel  for  the  Lender  charged  at  the  same  rate  as  comparable  outside attorneys),  and the following only if incurred after the occurrence of an Event of Default (ii) appraisal fees  (including  annual  updates),  (iii) tax service fees,  (iv)  property  inspection  costs  (including  annual  updates),  and (v)
environmental  site  assessment,  consultant  fees,  remediation  expenses,  and related costs.

      6.16. CHOICE OF LAW.  It is  understood  and  agreed  that all of the Loan
Documents were negotiated, executed, and delivered in the Governing State, which state the parties agree has a substantial relationship to the parties and to the

                                      -11-

underlying transactions embodied by the Loan Documents.  Accordingly,  this Loan
Agreement  and  each of the  other  Loan  Documents  shall  in all  respects  be governed,  construed,  applied,  and enforced in accordance with the laws of the
Governing State. Provided,  however, if any Collateral is located outside of the
Governing State, then the procedures  governing the enforcement by the Lender of its  foreclosure  and other similar  remedies under the Security  Documents with respect  thereto  shall be governed  by the laws of the  state(s)  wherein  such
Collateral is situated.

      6.17. VENUE. It is expressly  agreed that any suit or claim by any Obligor against the Lender with respect to the Loan Documents or the  transaction  which they evidence,  whether by way of claim,  counterclaim,  or otherwise,  shall be filed and  adjudicated  exclusively in the courts of the Governing State and the
Obligors  hereby  expressly  consent  to and  waive  any  right to  contest  the appropriateness of any proceeding brought by the Lender within such jurisdiction based  upon  lack  of  personal  jurisdiction,  improper  venue,  or  FORUM  NON
CONVENIENS.

      Executed by the Lender and the Borrower by their duly authorized  officers as of the date first above-written.

LENDER:                                       BORROWER:

SOVEREIGN BANK                                ENCLAVES OF GRAND OAKS LLC

                                              By:    Enclaves Group, Inc.
                                                     Its Managing Member

By: ______________________________            By: /s/ Daniel G. Hayes
    Richard J. Staples                            ----------------------------
    Its Vice President                            Daniel G. Hayes
                                                  President and CEO

AGREED AND ASSENTED TO:

GUARANTOR:

HOMES FOR AMERICA HOLDINGS, INC.

By: ______________________________

    Its

                                      -12-